SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                           AXP Dimensions Series, Inc.
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                (Name of Registrant as Specified In Its Charter)


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   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

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      (4) Proposed maximum aggregated value of transaction:

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      (5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

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

                                                                Important Notice
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                           AXP Growth Dimensions Fund
                         SPECIAL MEETING OF SHAREHOLDERS
                             Wednesday, June 9, 2004

Dear Shareholder:

     We are writing to remind you that the Special Meeting of Shareholders for AXP Growth Dimensions Fund is scheduled for Wednesday, June 9, 2004. The Fund's records indicate that as of the Record Date of April 10, 2004, you were holding shares of AXP Growth Dimensions Fund and have not yet issued a vote on the matter put forth. Please take the time now to cast your vote. In order for your vote to be represented, we must receive your instructions on or before the Meeting on June 9, 2004.

If you have any questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or client services toll free at (866) 270-3133.

For your convenience, we have established four easy methods by which to register your vote:


          1.  By Phone:     For automated telephone voting, call 1-866-241-6192,
                            available 24 hours a day and follow the recorded instructions. If you would like to speak to a proxy agent, call 1-866-270-3133. Representatives are available to take your vote Monday through Friday between 8 a.m. and 8 p.m., Eastern Time.


          2.  By Internet:  Access americanexpress.com/proxyvoting and follow the on- screen instructions.

          3.  By Fax:       Complete the enclosed proxy card and fax it to us
                            toll-free at 1-888-796-9932, any time.


          4.  By Mail:      Simply return your executed proxy in the enclosed
                            postage prepaid envelope.


                       DON'T HESITATE. PLEASE VOTE TODAY!


As the date of the regular meeting moves closer, if we still have not received your proxy, you may receive a call asking you to exercise your right to vote.

Alamo Direct has been retained by American Express Funds to help secure the remaining votes needed for this campaign. Your prompt response by voting via phone, Internet, fax or mail will help reduce proxy costs and will eliminate you receiving follow-up phone calls or mailings.


Thank you in advance for your participation.